Filed pursuant to 497(k)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Managers Pictet International Fund

Supplement dated March 19, 2021 to the Summary Prospectus, dated February 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Managers Pictet International Fund (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

At a meeting held on March 17-18, 2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of Beutel, Goodman & Company Ltd. (“Beutel Goodman” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Pictet Asset Management Limited (“Pictet”), effective March 19, 2021 (the “Implementation Date”). The appointment of Beutel Goodman was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and Beutel Goodman (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and Pictet with respect to the Fund (the “Former Subadvisory Agreement”), which occurred on March 19, 2021, or the approval of a new subadvisory agreement between AMGF and Beutel Goodman by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of Beutel Goodman as the subadviser to the Fund, a new subadvisory agreement between AMGF and Beutel Goodman (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by Beutel Goodman under the Interim Subadvisory Agreement approved by the Board is the same rate of compensation that Pictet would have received under the Former Subadvisory Agreement.

In connection with the hiring of Beutel Goodman, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Pictet International Fund to AMG Beutel Goodman International Equity Fund, and (ii) made changes to its principal investment strategies and principal risks.

Also in connection with the hiring of Beutel Goodman, the Board approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: (i) the management fee for the Fund will be reduced from 0.67% to 0.54%; and (ii) the Fund’s existing contractual expense limitation agreement with AMGF will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least March 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.76% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.

The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income and any other undistributed income for the current taxable year. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain Federal Income Tax Information” for further information.

In addition, effective as of the Implementation Date, the Summary Prospectus is amended as follows:

All references to the name of the Fund shall refer to AMG Beutel Goodman International Equity Fund.

The section titled “Principal Investment Strategies” beginning on page 1 is deleted and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities of non-U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Fund may invest in securities of any market capitalization.

Beutel, Goodman & Company Ltd., the subadviser to the Fund (“Beutel Goodman” or the “Subadviser”), seeks companies whose management, in Beutel Goodman’s view, has consistently demonstrated a commitment to create shareholder value through the sustainable generation of free cash flow without undue financial leverage. Beutel Goodman performs an in-depth research process to identify what it believes are high quality companies that generate sustainable free cash flow and earn in excess of their cost of capital over an economic cycle. Beutel Goodman also analyzes company management’s track record of capital investments and track record of returning cash to shareholders. The Subadviser leverages deep investment experience to identify companies that exhibit strong free cash flow, a competitive industry position, and a healthy balance sheet. In selecting investments for the Fund, the Subadviser performs valuation analysis, and seeks to purchase companies at a significant discount to their intrinsic value.

Under normal circumstances, the Fund invests at least 40% (or if conditions are not favorable, in the view of Beutel Goodman, at least 30%) of its net assets in investments economically tied to countries other than the U.S., and the Fund will hold investments economically tied to a minimum of three countries other than the U.S. The Fund considers an investment to be economically tied to a country other than the U.S. if it provides investment exposure to a non-U.S. issuer. The Fund considers a company to be a non-U.S. issuer if (i) it is organized outside the U.S. or maintains a principal place of business outside the U.S., (ii) its securities are traded principally outside the U.S., or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the U.S. or it has at least 50% of its assets outside the U.S. The Fund may invest in securities of issuers located in any country outside the U.S., including developed and emerging market countries. The Fund may invest up to 15% of its net assets in emerging market countries.

At times, depending on market and other conditions, and in the sole discretion of the Subadviser, the Fund may invest a substantial portion of its assets in a small number of issuers, business sectors or industries. The Fund generally does not hedge against currency risk. The Fund currently expects to hold between 25 and 50 positions at any time.

The section titled “Principal Risks” beginning on page 2 is revised to remove “GARP Style Risk,” “Geographic Focus Risk,” “Growth Stock Risk,” “Hedging Risk” and “IPO Risk” as principal risks of the Fund and to add the following as a principal risk of the Fund:

Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

Also with respect to the section titled “Principal Risks” beginning on page 2, “Sector Risk” is deleted and replaced with the following:

Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Also with respect to the section titled “Principal Risks” beginning on page 2, the principal risks shall appear in the following order: Market Risk; Foreign Investment Risk; Management Risk; Focused Investment Risk; Small- and Mid-Capitalization Stock Risk; Currency Risk; Emerging Markets Risk; Large-Capitalization Stock Risk; Liquidity Risk; Sector Risk; and Value Stock Risk.

In the section titled “Performance” on page 3, the following is added after the first paragraph:

As of March 19, 2021, Beutel Goodman was appointed as subadviser to the Fund and the Fund changed its name to “AMG Beutel Goodman International Equity Fund” and adopted its current investment strategies. The Fund’s performance information for periods prior to March 19, 2021 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.

The section titled “Portfolio Management” beginning on page 3 is deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Manager

AMG Funds LLC

Subadviser

Beutel, Goodman & Company Ltd.

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)

Portfolio Managers

KC Parker, CFA

Vice President, U.S. and International Equities, Beutel Goodman;

Portfolio Manager of the Fund since March 2021.

Stanley Wu, CFA

Vice President, U.S. and International Equities, Beutel Goodman;

Portfolio Manager of the Fund since March 2021.

In addition, effective if and when the New Subadvisory Agreement takes effect, the Summary Prospectus is amended as follows:

The sections titled “Fees and Expenses of the Fund” and “Expense Example” on page 1 are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee[1]	0.54%	0.54%	0.54%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.43%	0.38%	0.28%

Total Annual Fund Operating Expenses	1.22%	0.92%	0.82%

Fee Waiver and Expense Reimbursements[2]	(0.06)%	(0.06)%	(0.06)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.16%	0.86%	0.76%

[1]	Expense information has been restated to reflect current fees.
[2]

AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.76% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2023. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$118	$378	$662	$1,469
Class I	$88	$284	$500	$1,123
Class Z	$78	$253	$446	$1,005

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE